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                        Prudential Municipal Series Fund
                               (Michigan Series)

                      Supplement dated January 22, 1996 to
                       Prospectus dated November 1, 1995

Manager

    The current portfolio manager is Christian Smith, a Vice President of Prudential Mutual Fund Investment Management (PMFIM), a unit of The Prudential Investment Corporation (PIC). Mr. Smith has responsibility for the day-to-day management of the portfolio. He also managed the portfolio from 1991 until 1994 and has been employed by PIC in various capacities since 1988.

MF120C-1
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